Exhibit 99.2
INVESTOR PRESENTATION April 30, 2025

SAFE HARBOR STATEMENT 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections, including underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, share repurchases, objectives, growth potential, engines and opportunities, expected growth rates and targets, market potential and total addressable market runway; growth outlook; industry-leading comparable sales growth, retention and competitive position; quality control and supply chain efficiencies; operational execution and retention; annualized average unit volume; the Company’s differentiation and strong foothold in the off-premise channel; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; international expansion; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine; new restaurant targeted ranges and unit growth rates. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward-looking statements may be affected by various factors including: economic, public health and political conditions that impact consumer confidence and spending, including changes in interest rates, periods of heightened inflation and market instability, and armed conflicts; supply chain disruptions; demonstrations, political unrest, potential damage to or closure of our restaurants and potential reputational damage to us or any of our brands; pandemics and related containment measures, including the potential for quarantines or restriction on in-person dining; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; increases in minimum wages and benefit costs; the economic health of our landlords and other tenants in retail centers in which our restaurants are located, and our ability to successfully manage our lease arrangements with landlords; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; the timing of our new unit development and related permitting; compliance with debt covenants; strategic capital allocation decisions including with respect to share repurchases or dividends; the ability to achieve projected financial results; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; changes in laws impacting our business; adverse weather conditions and natural disasters in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

COMPANY OVERVIEW

INVESTMENT HIGHLIGHTS 4 • Experiential dining category leader with diversified growth engines • Best-in-class operational execution and industry-leading retention • Significant growth opportunities driving one of the highest expected growth rates in the casual dining industry • Differentiation and strong foothold in the off-premise channel

CAKE AT A GLANCE 5 (1) Market data as of April 1, 2025. (2) Represents fiscal year 2024 revenue for the twelve months ended December 31, 2024. (3) Locations as of April 30, 2025. We own and operate 358 restaurants(3) across the US and Canada including: • 215 The Cheesecake Factory locations • 45 North Italia locations • 40 Flower Child locations • 51 Fox Restaurant Concepts locations Our nearly 48,000 staff members recently helped us become one of the Fortune “100 Best Companies to Work For®” for the 12th consecutive year 33 International CCF Locations China Thailand Mexico Bahrain Kuwait Saudi Arabia Qatar | UAE FOUNDED 1972 IPO 1992 TICKER CAKE REVENUE(2) $3.6B HEADQUARTERS CALABASAS HILLS, CA MARKET CAP(1) $2.5B PORTFOLIO OF EXPERIENTIAL DINING CONCEPTS

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GLOBAL FOOTPRINT 7 Company-Owned: 215 (Including Toronto, Canada) Latin America Mexico City (5) Monterrey (1) Guadalajara (1) Querétaro (1) Asia Shanghai (3) Beijing (1) Chengdu (1) Hong Kong (1) Macau (1) Thailand (1) Middle East UAE (6) Saudi Arabia (4) Kuwait (3) Qatar (3) Bahrain (1) International – Licensed: 33 Opportunity for 300 Domestic Locations Long runway for growth as we continue to open in new and existing markets Continued International Expansion In existing and new markets with current licensees and evaluating new markets High-quality, High-profile Locations Worldwide Strong presence in premier markets with attractive consumer demographics

8 High-Energy Atmosphere Contemporary Décor Distinct, High-Quality Cheesecakes and Desserts Best-in-Class Execution Exceptional Service Menu Breadth and Innovation Made Fresh From Scratch MENU OPERATIONS AMBIANCE BAKERY A HIGHLY DIFFERENTIATED CONCEPT

9 INTEGRATED BAKERY – THE “CHEESECAKE” MAGIC Enables creativity, quality control and supply chain efficiencies 57 Varieties of cheesecakes & 2 desserts Bakery production facilities 17% FY 2024(1) 1 FY 2019 6% (1) (1) Percent of total sales. Impressive Level of Dessert Sales

BEST-IN-CLASS STAFFING AND OPERATIONS 10 Well-positioned to attract and retain high-quality, experienced staff as an employer of choice • Top-tier recruiting and training programs • Fortune ‘100 Best Companies to Work For®’ List for 12 consecutive years • Competitive compensation, benefits and healthcare options • High sales volume restaurants provide predictability and stability for staff Average Tenure by Position 36 years 28 years 24 years 23 years 16 years 15 years Executive VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers EXCEPTIONAL SERVICE AND OPERATIONAL EXECUTION SUPPORTED BY INDUSTRY-LEADING RETENTION 2024 PEOPLE Companies that Care logo © 2024 TI Gotham, Inc., a Dotdash Meredith company. Used under license. From Fortune. ©2025 Fortune Media IP Limited. All rights reserved. Used under license. Fortune® and Fortune 100 Best Companies to Work For® are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

DIFFERENTIATION IN OFF-PREMISE 11 • Extensive menu with over 225 items made from scratch daily • Large portions designed for sharing • Lower incremental delivery pricing versus peers • Fully integrated systems for better execution • Separate bakery counter and register for pick-up of orders Exceptional Value Operational Execution • Omni channel ordering – Online | Delivery | Phone | In-person • Curbside delivery, geo-location and real-time tracking • Redesigned to-go packaging to improve food quality Guest Experience and Convenience 11% 16% 25% 22% 21% 22% OFF-PREMISE SALES % OF TOTAL REVENUE OFF-PREMISE AWS FOR FY 2024(2) $50.0 $24.9 $23.7 $20.3 $19.9 $19.5 $18.4 $15.5 $13.2 $13.1 Olive Garden Carrabba's BJ's Texas Roadhouse Outback Chili's Cracker Barrel LongHorn Red Robin (1) $2.8 million in off-premise sales per restaurant based on annualized 1Q25. (2) Company reports and Gordon Haskett Research Advisors. ($ in thousands) $2.8 million per restaurant (1) LEVERAGING OUR DIFFERENTIATED POSITIONING TO DRIVE THE HIGHEST OFF-PREMISE AVERAGE WEEKLY SALES

12 ICONIC BRAND AND CULT STATUS

Followers(1) (in thousands) Followers / $M Sales(2) Followers / $M Sales Instagram Followers 0 200 400 600 800 1,000 1,200 CAKE Maggiano's Outback Bonefish YardHouse Olive Garden Chili's Cracker Barrel BJ's Restaurants Carrabba's LongHorn Texas Roadhouse - 75 150 225 300 375 450 CAKE Maggiano's Outback Bonefish YardHouse Olive Garden Chili's Cracker Barrel BJ's Restaurants Carrabba's LongHorn Texas Roadhouse 13 STRONG CONSUMER ENGAGEMENT CAKE has more Instagram followers and significantly outpaces peers in followers relative to sales Leveraging the STRENGTH OF OUR BRAND across social media channels to ENGAGE WITH OUR CONSUMERS and further ENHANCE BRAND AWARENESS MILLIONS OF FOLLOWERS (1) Instagram Follower count as of April 17, 2025. (2) Sales represent fiscal year 2024 revenue based on latest SEC 10-K filings and company presentations.

BROAD APPEAL AND BRAND AFFINITY 14 Diverse Appeal Across a broad demographic range Extensive Menu Something for every taste, every price point Special Occasions Seen as a destination for experiential dining Signature Desserts High-quality cheesecakes and desserts Consumers (millennials in particular) regularly rank the Cheesecake Factory as one of the best chain restaurants, as well as having the best ambiance and the best quality food. A chain restaurant triple threat if there was ever one. -Vox, December 24, 2022 Sources: (1) The Cheesecake Factory Ranks No. 1 in Casual Dining Online Reputation Study, SOCi Marketing Study, FSR Magazine, December 12, 2023. (2) Most-Beloved Restaurant Brands in America – Savanta’s Marketing Intelligence Platform BrandVue Eating Out, FSR Magazine, October 11, 2023.

CHEESECAKE REWARDS® 15 PROGRAM OBJECTIVE A SURPRISE and DELIGHT program To leverage data analytics to engage more effectively with our guests and drive incremental sales while maintaining our restaurant level margins Published Offers To support member acquisition and on-going engagement Offered to all rewards members Unpublished Offers To surprise and delight our guests and drive incremental member visits Tailored rewards offered to all members Marketable Offers To leverage key marketable moments to drive increased engagement Offered to all rewards members Opportunity to drive incremental traffic ®

$12.3 $9.8 $9.7 $8.5 $6.2 $5.6 $4.9 $4.0 $3.6 $3.6 $3.2 Maggiano's Yard House Texas Roadhouse BJ's Olive Garden LongHorn Outback Chili's Carrabba's Bonefish With a Moderate Average Check(1) Driving the Highest Unit Volumes in the Industry(1) ($ in millions) $36 $36 $35 $31 $29 $28 $26 $23 $23 $23 $20 Maggiano's Bonefish Yard House Outback LongHorn Carraba's Texas Roadhouse Olive Garden BJ's Chili's 16 (1) Latest SEC 10-K filings and company presentations for FY 2024. (2) Average check for The Cheesecake Factory defined as on-premise average check for FY 2024. (2)

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18 • Filling White Space for an On-Trend, Contemporary Italian Offering • Menu features classic Italian favorites with a fresh twist from hand-tossed pizzas and homemade pastas to crave-worthy appetizers, salads and seasonal entrees • Unique menu items tailored to local markets • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Robust selection of wine, beer and craft cocktails driving ~25% alcohol mix • Average check of mid $30s for lunch and mid $40s for dinner

19 • Potential for 200 domestic locations over time • Currently have 45 locations in 14 states & Washington D.C. • Italian is one of the most popular ethnic cuisines in the United States • Targeting ~20% average annual unit growth • Attractive return profile and sales growth Comp Sales 1Q25 (vs. 1Q24): (1)% FY ‘24 (vs. FY ‘23): 2%

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• Potential for 700 domestic locations over time • A differentiated concept in the growing fast casual dining segment • 40 locations in 13 states • Targeting ~20% average annual unit growth • A healthy, balanced dining experience with organic, gluten-free and vegan dishes • All dishes handmade from scratch daily • Menu features customizable bowls, wraps, salads, veggies and healthy proteins • Attractive consumer demographic • Significant off-premise volumes - averaging over 50% of sales(1) • Separate take-out area for third-party delivery and take-out business On a simple, soul-satisfying mission to spread positively delicious vibes and healthy food. 21 (1) As of 1Q25.

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FOX RESTAURANT CONCEPTS (FRC) 23 FRC HIGHLIGHTS • Locations: 51 • Geographies 11 states • FY 2024 Revenue(1) $300M (1) Fiscal year 2024 revenue represents revenue for the twelve months ended December 31, 2024 and excludes revenue for Flower Child. FRC serves as an incubator, innovating new food, dining and hospitality experiences to create fresh, exciting concepts for the future FRC’s experiential concepts are designed to deliver unique guest experiences across different industry segments, occasions, square footage and geographies Provides Diversification | Accretive Unit Growth Potential | Value Creation Opportunities “Great hospitality, every time.” - Sam Fox

Culinary forward. First class hospitality. Concepts like no other. DIVERSIFYING OUR PORTFOLIO ACROSS EXPERIENTIAL FOR GROWTH 24 National Expansion Boutique Brands Incubation Stage Testing Growth Global Footprint

25 13 NEW RESTAURANTS OPENED IN 2022 16 NEW RESTAURANTS OPENED IN 2023 ACCELERATING UNIT GROWTH 23 NEW RESTAURANTS OPENED IN 2024 BLANCO CULINARY DROPOUT AS MANY AS 25 NEW UNITS IN 2025 11 NROs YTD As of April 30, 2025 Tempe, AZ THE HENRY Phoenix, AZ FLOWER CHILD Houston, TX Tempe, AZ Indianapolis, IN Southlake, TX NORTH ITALIA Tempe, AZ Birkdale, NC Riverton, UT Indianapolis, IN Del Mar, CA

FINANCIAL PERFORMANCE

27 DRIVING STRONG SALES GROWTH FY 2024 COMP SALES AVERAGE WEEKLY SALES (2) FY 2024 AVERAGE WEEKLY SALES Q1 2025 COMP SALES AVERAGE WEEKLY SALES (2) Q1 2025 vs 2023 1.0% 2% vs 2023 (4)% vs 1Q24 1.0% (1)% vs 1Q24 (1)% ~$240,700 Equates to $12.5M Annualized AUV(1) ~$148,900 Equates to $7.7M Annualized AUV(1) ~$137,600 Equates to $7.2M Annualized AUV(1) (1) 1Q25 Average Unit Volumes (AUV) annualized based on average weekly sales. (2) FRC excludes Flower Child.

Q1 2025 HIGHLIGHTS(1) 28 Total Revenue $927M Up 4% from PY Adj. Net Inc. Margin 4.9% Up 90 bps from PY Capital Allocation (1) A reconciliation of Non-GAAP measures can be found in the appendix. (2) Represents total company owned and operated restaurants across the US and Canada. (3) Includes $130 million related to the common stock repurchase during the debt offering. Adjusted EPS $0.93 Up 27% from PY $43M CapEx $12M Dividends Unit Growth 8 NROs Restaurant Count(2) 355 Up 6% from 336 in PY Adjusted EBITDA $88M Up 16% from PY $141M Repurchases(3) Debt Offering Issued $575M of 2.00% Convertible Senior Notes due 2030

DEBT REFINANCING 29 • On February 28th, issued $575M of 2.00% Convertible Senior Notes due 2030 • Net interest expense is expected to increase by approximately $1M to $1.5M; this impact has been factored into FY 2025 guidance • Deployed net proceeds of approximately $559M to: • Repurchase Convertible Senior Notes due 2026 • Repurchase 2.4 million shares of common stock • Pay down remaining balance on revolver ($ in Millions) Q4 2024 Q1 2025 Cash and cash equivalents $84.2 $135.4 Convertible senior notes due 2026 $345.0 $69.0 Convertible senior notes due 2030 -- $575.0 Drawn on revolver $110.0 $0.0 Total debt $455.0 $644.0 Net debt(1)(2) $370.8 $508.6 TTM Adjusted EBITDA(2) $328.6 $340.5 Net debt / TTM Adjusted EBITDA(1)(2) 1.1x 1.5x HIGHLIGHTS Increased Liquidity Attractive Interest Rate Maturity Extension Strengthens Balance Sheet (1) Net debt represents the total principal debt outstanding less cash and cash equivalents. (2) A reconciliation of Non-GAAP measures can be found in the appendix.

2025 UNDERLYING KEY ASSUMPTIONS(1) 30 (1) Assumes no material operating or consumer disruptions as well as assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. (2) Future decisions to pay or to increase or decrease dividends or to repurchase shares are at the discretion of the Board and will be dependent on several factors. Consolidated Sales Approximately $3.76 Billion CCF AUVs Approximately $12.5 Million Net Income Margin Targeting approximately 4.75% at the stated sales level New Unit Growth As many as 25 New Restaurant Openings • 3-4 The Cheesecake Factory locations • 6-7 North Italia locations • 6-7 Flower Child locations • 8-9 FRC restaurants Capital Expenditure Approximately $190 Million - $210 Million Dividend Program Q2 2025 dividend of $0.27 per share(2) Share Repurchase Program Offset dilution from employee stock-based compensation and support EPS(2)

QUALITY GROWTH OPPORTUNITY 31 New Unit Growth Targets(1)(2) Size(3) Sales per Sq Ft(3) Annual Unit Growth 7,000 -10,000 ~$1,100 - $1,200 ~2% - 3% 6,000 -7,000 ~$1,200 - $1,300 ~20% 3,000 -4,000 ~$1,100 - $1,200 ~20% 3,500 -15,000 ~$1,100 ~10% - 15% Diversified Portfolio Differentiated experiential concepts diversified across industry segment, price point, cuisine, occasion and real estate Value Creation Opportunities Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise Attractive Growth Potential Significant runway for future development across portfolio of concepts to drive accretive growth over time (1) Illustrative example of new restaurant openings targeted size, sales per square foot and annual unit growth; Targets represent steady-state and typically are reached after 3 years of operations. (2) Targets are forward-looking and are based upon assumptions that there are no material operating or consumer disruptions as well as assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. (3) Target size and sales per square foot are an average based on productive square feet defined as all interior square footage plus seasonally adjusted exterior patio square footage. 1% - 2% Comparable Sales Growth GROWTH OUTLOOK(2) AVERAGE ANNUAL GROWTH TARGETS 7% - 8% Top-line Revenue Growth

MARKET POTENTIAL LARGE TAM RUNWAY 32 # OF LOCATIONS(1) FY 2024 AUVS $12.3M 215 $7.7M 45 $4.4M 40 MARKET POTENTIAL 300 200 700 (1) Locations as of April 30, 2025. ~$3.1B ~$8.5B FUTURE REVENUE OPPORTUNITY REVENUE GROWTH $5BPOTENTIAL NOTABLE UPSIDE POTENTIAL FROM OTHER GROWTH CONCEPTS FY 2024

HISTORY OF OUTPERFORMING THE INDUSTRY 2.5% (27.4)% 3.3% 10.5% 13.9% 14.9% 1.4% (24.0)% (0.9)% 6.5% 10.3% 11.8% Geographical discrepancies in dining restrictions & reopening timelines Knapp-Track Index Comparable Sales - Historical(1),(2) 33 2019 2020 2021 2022 2023 Comparison to pre-pandemic sales (2019) (1) 2020 results reflect the impact of the COVID-19 pandemic. (2) Due to impact of COVID-19 pandemic on results 2021, 2022, 2023 and 2024 compare against 2019. 2024

FINANCIAL STRENGTH TO SUPPORT GROWTH AND RETURNS(1) 34 $2.61 ($1.49) $2.13 $1.51 $2.69 $3.44 '19 '20 '21 '22 '23 '24 Capital Allocation Detail $120 $(47) $146 $50 $67 $107 '19 '20 '21 '22 '23 '24 $99 $50 $67 $112 $152 $160 $51 $4 $6 $63 $46 $18 $61 $16 $42 $53 $53 44,545 48,974 '19 '20 '21 '22 '23 '24 Capex / Investment Share Repurchases Dividends WASO Adjusted Earnings/(Loss) Per Common Share Free Cash Flow '20 (1) A reconciliation of Non-GAAP measures can be found in the appendix. 2020 results reflect the impact of the pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. An explanation regarding accounting reclassifications for prior years can be found in the 10-K and 10-Q. (2) 2019 Capex / Investment does not include the acquisition of North Italia and Fox Restaurant Concepts. (2) Adjusted EBITDA '20 '20 $236 $8 $238 $202 $270 $329 '19 '20 '21 '22 '23 '24 ($ in millions except per share data) (2)

APPENDIX

36 ($ in thousands) Fiscal Year 2019 2020 2021 2022 2023 2024 Cash flow from operations $ 218,761 $ 2,908 $ 213,006 $ 161,926 $ 218,401 $ 268,325 Capital expenditures / investments 99,265 50,329 66,943 112,464 151,565 160,364 Free cash flow(1) $ 119,496 $ (47,421) $ 146,063 $ 49,462 $ 66,836 $ 107,961 (1) Free cash flow and Net debt may not add due to rounding. In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present free cash flow, net debt, adjusted net income/(loss), adjusted diluted net income/(loss) per common share, adjusted net income margin and adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”), Trailing Twelve Months (“TTM”) adjusted EBITDA, and net debt to TTM adjusted EBITDA. The non-GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. These non-GAAP measures may not be comparable to similarly-titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. We calculate these non-GAAP measures by eliminating from net income/(loss), diluted net income/(loss) per common share, net income margin and EBITDA the impact of items we do not consider indicative of our ongoing operations. Additionally, EBITDA and adjusted EBITDA exclude the impact of certain non-cash transactions. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our inclusion of these adjusted measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. In the future, we may incur expenses or generate income similar to the adjusted items. NON-GAAP RECONCILIATIONS Fiscal Quarter ($ in thousands) 4Q24 1Q25 Long-term debt $ 452,062 $ 627,306 Unamortized debt discounts and issuance costs 2,938 16,694 Face value of debt $ 455,000 $ 644,000 Cash and cash equivalents (84,176) (135,411) Net debt(1) $ 370,824 $ 508,589

37 (1) EBITDA and Adjusted EBITDA may not add due to rounding. (2) A detailed breakdown of impairment of assets and lease termination expenses recorded can be found in the Selected Segment Information table in the 10-K and 10-Q. (3) Represents changes in the fair value of the deferred consideration and contingent consideration and compensation liabilities related to the North Italia and FRC acquisition, as well as amortization of acquired definite-lived licensing agreements. (4) Represents premium paid and acceleration of previously unamortized deferred financing costs as a result of partial redemption of our convertible senior notes due 2026. (5) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment. Fiscal Year Fiscal Quarter Trailing Twelve Months (TTM) 2019 2020 2021 2022 2023 2024 1Q24 1Q25 4Q24 1Q25 Net income/(loss) $ 127,293 $(253,365) $ 72,373 $ 43,123 $ 101,351 $ 156,783 $ 33,191 $ 32,941 $ 156,783 $ 156,533 Depreciation and amortization expenses 88,133 91,415 89,654 92,380 93,136 101,450 24,756 26,082 101,450 102,776 Interest expense, net 3,209 10,543 11,625 7,488 10,160 10,107 2,778 2,328 10,107 9,657 Income tax expense/(benefit) 13,041 (102,671) (753) (10,231) (1,337) 14,264 4,341 1,542 14,264 11,465 EBITDA(1) $ 231,676 $(254,078) $ 172,899 $ 132,760 $ 203,310 $ 282,604 $ 65,066 $ 62,893 $ 282,604 $ 280,431 Impairment of assets and lease termination expenses(2) $ 18,247 $ 219,333 $ 18,139 $ 31,387 $ 29,464 $ 13,647 $ 2,083 $ 378 $ 13,647 $ 11,942 Loss on investment in unconsolidated affiliates 13,439 - - - - - - - - - Gain on investment in unconsolidated affiliates (52,672) - - - - - - - - - Acquisition-related costs 5,270 2,699 - - - - - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit)(3) 1,033 (3,872) 19,510 13,368 11,686 2,429 1,121 998 2,429 2,306 Loss on debt extinguishment(4) - - - - - - - 15,891 - 15,891 Stock-based compensation 19,373 21,350 22,988 24,426 25,781 29,962 7,649 7,581 29,962 29,894 COVID-19 related costs(5) - 22,963 4,917 - - - - - - - Adjusted EBITDA(1) $ 236,366 $ 8,395 $ 238,453 $ 201,941 $ 270,241 $ 328,642 $ 75,919 $ 87,741 $ 328,642 $ 340,464 NON-GAAP RECONCILIATIONS

NON-GAAP RECONCILIATIONS 38 ($ in thousands, except per share data) Fiscal Year Fiscal Quarter 2019 2020 2021 2022 2023 2024 1Q24 1Q25 Net income/(loss)(1) $127,293 $(277,10) $49,131 $43,123 $101,351 $156,783 $33,191 $32,941 Impairment of assets and lease termination expenses(2) 18,247 219,333 18,139 31,387 29,464 13,647 2,083 378 Termination of Interest rate swap - - 2,354 - - - - - Loss on investment in unconsolidated affiliates 13,439 - - - - - - - Gain on investment in unconsolidated affiliates (52,672) - - - - - - - Acquisition-related costs 5,270 2,699 - - - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit)(3) 1,033 (3,872) 19,510 13,368 11,686 2,429 1,121 998 Dividends on Series A preferred stock - 13,485 18,661 - - - - - Net income attributable to Series A preferred stock to apply if-converted method - - 4,581 - - - - - Direct and incremental Series A preferred stock issuance costs - 10,257 - - - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - Loss on debt extinguishment(4) - - - - - - - 15,891 COVID-19 related costs (5) - 22,963 4,917 - - - - - Uncertain tax positions - - 7,139 - - - - - Tax effect of adjustments (6) 3,818 (62,692) (11,679) (11,637) (10,699) (4,180) (833) (4,489) Adjusted net income/(loss) $116,428 $ (74,934) $112,73 $76,241 $ 131,802 $168,679 $35,562 $45,719 Revenues $891,223 $927,197 Adjusted net income margin 4.0% 4.9% Diluted net income/(loss) per share $ 2.86 $ (6.32) $ 1.01 $ 0.86 $ 2.07 $ 3.20 $ 0.68 $ 0.67 Impairment of assets and lease termination expenses(2) 0.41 4.36 0.34 0.62 0.61 0.28 0.04 0.01 Termination of Interest rate swap - - 0.04 - - - - - Loss on investment in unconsolidated affiliates 0.30 - - - - - - - Gain on investment in unconsolidated affiliates (1.18) - - - - - - - Acquisition-related costs 0.12 0.05 - - - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit)(3) 0.02 (0.08) 0.37 0.27 0.24 0.05 0.02 0.02 Dividends on Series A preferred stock - 0.27 0.35 - - - - - Net income attributable to Series A preferred stock to apply if-converted method - - 0.09 - - - - - Direct and incremental Series A preferred stock issuance costs - 0.20 - - - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - 0.80 (0.08) - - - - - Loss on debt extinguishment(4) - - - - - - - 0.32 COVID-19 related costs(5) - 0.46 0.09 - - - - - Uncertain tax positions - - 0.13 - - - - - Tax effect of adjustments(6) 0.09 (1.25) (0.22) (0.23) (0.22) (0.09) (0.02) (0.09) Adjusted diluted net income/(loss) per share(7) $ 2.61 $ (1.49) $ 2.13 $ 1.51 $ 2.69 $ 3.44 $ 0.73 $ 0.93 (1) Net income presented for 2020 and 2021 includes adjustments related to Series A Preferred Stock. (2) A detailed breakdown of impairment of assets and lease termination expenses recorded can be found in the Selected Segment Information table in the 10-K and 10-Q. (3) Represents changes in the fair value of the deferred consideration and contingent consideration and compensation liabilities related to the North Italia and FRC acquisition, as well as amortization of acquired definite-lived licensing agreements. (4) Represents premium paid and acceleration of previously unamortized deferred financing costs as a result of partial redemption of our convertible senior notes due 2026. (5) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment. (6) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (7) Adjusted diluted net income/(loss) per share may not add due to rounding.